November 22, 1995


To the Shareholder:

The net asset value of your Fund as of October 31, 1995 was $9.61 per share. This represents a 3.9% decrease from $10.00 per share at the start of the Funds operations on August 3 of this year. During this same period, the number of shares outstanding in the Fund rose to 1,745,264.

The international equity markets as measured by the Morgan Stanley Capital International Index for Europe, Australia and the Far East (the EAFE index) were down 4.5% for this period. Good performance in local currency terms in most markets that the Fund invests in turned into negative results with the strengthening of the dollar. This development was particularly pronounced in the largest international equity market, Japan, which rose 5.5% in Yen, but fell 5.4% in dollars during this period.

The Fund managers investment philosophy is to concentrate on creating a well diversified high quality stock portfolio in the major economic regions in the world. In the managers opinion, these stocks show good growth characteristics, strong balance sheets and market leadership. At the end of October 1995, almost 95% of the Funds assets were invested in 103 companies in Japan, the other major economies in the Far East, Europe and Latin America.

The world economic outlook, according to the latest International Monetary Fund report, is quite positive, with real Gross Domestic Product output growing at 2.8% in the European Union, recovering to 2.2% in 1996 in Japan and remaining at a very high level of around 8% in Asia outside of Japan. Meanwhile, according to the International Monetary Funds October 1995 World Economic Outlook, inflation in the industrialized world is expected to be only 2.5% for consumer prices in 1995 and 1996, even lower than we previously thought. This creates a favorable environment for corporate earnings, and hopefully, stock markets around the world.

We would like to thank you for your support as we began managing the 1838 International Equity Fund and we are confident that your Fund is well positioned to benefit from future worldwide economic improvement.

Sincerely,

/s/Hans van den Berg
   Hans van den Berg
Vice President & Portfolio Manager

Past performance is not predictive of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

SCHEDULE OF NET ASSETS                                                        OCTOBER 31, 1995
                                                                     Principal
                                                                   Amount (000s)
                                                                    or Number           Value
                                                 Sector             of Shares         (Note 2)
                                                 ______           _____________        _______
COMMON STOCK (92.6%)
AUSTRALIA  (1.2%)
 Broken Hill Propriety Co.                   Metals -- Diversified       8,000        $107,905
 News Corp. Ltd.                             Publishing                 18,000          90,396
                                                                                     _________
                                                                                       198,301
BRAZIL  (1.1%)
 Telecomunicacoes Brasileiras Sponsor ADR    Telecommunications          4,400         177,276
                                                                                     _________
CHILE  (0.9%)
 Compania Telecomunicacion Chile ADR         Telecommunications          2,000         144,000
                                                                                     _________
FRANCE  (4.8%)
 Accor                                       Lodging                     1,300         154,256
 Alcatel Alsthom                             Telecommunications,
                                              Energy & Electricity       1,700         144,988
 Carrefour Supermarche                       Retail Grocery                300         175,966
 Cetelem                                     Financial Services            900         143,371
 LVMH (Moet-Hennessy)                        Wines & Spirits               900         178,846
                                                                                     _________
                                                                                       797,427
                                                                                     _________
GERMANY  (5.3%)
 Allianz AG Holding                         Insurance                       90         165,156
 Bayer AG                                   Chemical                       630         166,177
 Bayerische Motoren Werke AG                Automobile Manufacturer        250         133,394
 Deutsche Bank AG                           Banking                      3,400         153,088
 Hochtief AG                                Construction                   300         117,422
 Viag AG                                    Metal Manufacturer, Energy     400         161,668
                                                                                     _________
                                                                                       896,905
                                                                                     _________
HONG KONG  (4.3%)
 Cheung Kong Holdings, Ltd.                 Real Estate                 22,000         124,061
 China Light & Power Co., Ltd.              Utility                     20,000         106,574
 HSBC Holdings                              Financial Services          10,000         145,505
 Hutchinson Whampoa                         Real Estate,
                                             Transportation and
                                             Telecomm.                  22,000         121,215
 Sun Hung Kai Properties                    Real Estate                 15,000         119,799
 Swire Pacific, Ltd. (A Shares)             General Trading and Air
                                             Transportation             14,000         105,022
                                                                                     _________
                                                                                       722,176
                                                                                     _________
ITALY  (1.0%)
 Assicurazioni Generali SPA                 Insurance                    7,000         162,885
                                                                                     _________
JAPAN  (34.0%)
 All Nippon Airways                         Air Transportation.         17,000         164,877
 Asahi Bank, Ltd.                           Banking                     15,000         150,040
 Asahi Glass Co., Ltd.                      Glass Manufacturer          15,000         147,098
 Dai-Ichi Kangyo Bank                       Banking                      9,000         152,688
 Daiwa House Industries                     House Manufacturer          11,000         165,044
 Fuji Bank, Ltd.                            Banking                     10,000         186,324
 Hitachi, Ltd.                              Electronics                 17,000         175,047
                                                                                     _________

                 See accompanying notes to financial statements.

SCHEDULE OF NET ASSETS - continued                                             OCTOBER 31, 1995
                                                                     Principal
                                                                   Amount (000s)
                                                                     or Number           Value
                                                 Sector              of Shares         (Note 2)
                                                 ______             ___________         _______
JAPAN -- CONTINUED
 Hoya Corp.                                Glass Manufacturer             6,000        $176,517
 Industrial Bank of Japan                  Banking                        7,000         191,521
 Kinki Nippon Railway                      Railroad Transportation       21,000         162,690
 Kirin Brewery Co. Ltd.                    Brewery                       16,000         161,612
 Konica Corp.                              Photography Equipment         25,000         167,937
 Kyocera Corp.                             Bioceramics Manufacturer       2,000         164,357
 Marubeni Corp.                            Miscellaneous Distributor     35,000         170,928
 Mitsubishi Estate Co. Ltd.                Real Estate                   14,000         149,648
 Mitsubishi Oil Co.                        Oil Distributor               17,000         135,369
 Mitsubishi Materials Corp.                Metals  Diversified           35,000         158,572
 Mitsubishi Trust & Banking                Banking                       10,000         140,233
 Nippon Meat Packers, Inc.                 Food Processor                12,000         163,573
 Nippon Paper Industries Co.               Paper Manufacturer            25,000         172,350
 Nippon Steel Corp.                        Steel Manufacturer            52,000         172,869
 Nippon Television Network                 Broadcasting                     800         191,423
 Nippondenso Co. Ltd.                      Electronics                    9,000         165,044
 Nomura Securities, Co., Ltd.              Securities Dealer              9,000         165,044
 Obayashi Corp.                            Construction                  23,000         171,644
 Ricoh Company, Ltd.                       Office Equipment              18,000         194,169
 Seven-Eleven                              Retail  Grocery                2,000         133,760
 Sharp Corp.                               Electronics                   11,000         153,178
 Sumitomo Bank                             Banking                        8,000         141,999
 Sumitomo Trust & Banking                  Banking                       13,000         150,432
 Takeda Chemicals Industries               Pharmaceuticals               13,000         183,578
 Tokio Marine & Fire                       Insurance                     15,000         154,453
 Tokyo Electric Power                      Electric Utility               6,060         159,266
 Toyota Motor Corp.                        Automobile Manufacturer        8,000         149,059
 Wacoal Corp.                              Textile Manufacturer          14,000         166,123
                                                                                      _________
                                                                                      5,708,466
                                                                                      _________
MALAYSIA  (1.7%)
 Genting Berhad                           Resorts -- Plantation          11,000          94,638
 Maylayan Banking                         Banking                        13,000         104,695
 United Engineers, Ltd.                   Engineering & Construction     15,000          93,105
                                                                                      _________
                                                                                        292,438
MEXICO  (0.9%)
 CIFRA SA ADR                             Retail                        150,000         157,031
                                                                                      _________
NETHERLANDS  (5.6%)
 Akzo N.V.                                Chemicals                       1,250         142,087
 Heineken N.V.                            Brewery                         1,200         212,537
 International Nederlanden Groep          Financial Services              2,961         176,248
 Nedlloyd Groep N.V., Koninklijke         Transportation                  4,300         109,070
 Philips Electronics N.V.                 Electronics                     3,300         127,333
 Unilever N.V.                            Food, Detergents                1,300         169,973
                                                                                      _________
                                                                                        937,248

                 See accompanying notes to financial statements.

SCHEDULE OF NET ASSETS - continued                                          OCTOBER 31, 1995
                                                                    Principal
                                                                 Amount (000s)
                                                                   or Number          Value
                                                 Sector            of Shares        (Note 2)
                                                 ______          _____________       _______
REPUBLIC OF KOREA  (1.8%)
 Pohang Iron & Steel Company, Ltd. ADR  Steel Manufacturer            5,500         $141,625
 Samsung Electronics  GDR*              Electronics                   2,500          166,875
                                                                                   _________
                                                                                     308,500
                                                                                   _________
SINGAPORE  (3.2%)
 DBS Land                               Real Estate                  35,000          103,327
 IPC Corp.                              Computer Manufacturer       160,000          109,047
 Keppel Corp.                           Shipbuilding, Real Estate    12,000           98,312
 Singapore Press Holdings               Publishing                    8,000          124,868
 United O/S Bank                        Banking                      11,000           96,334
                                                                                   _________
                                                                                     531,888
                                                                                   _________
SPAIN  (1.8%)
 Empresa Nacional DE Electricidad SA    Utility                       3,000          148,880
 Repsol SA                              Oil and Gas Exploration       5,000          149,005
                                                                                   _________
                                                                                     297,885
                                                                                   _________
SWEDEN  (3.0%)
 Aga AB (A Shares)                      Industrial Gas Production    12,000          160,662
 Astra AB (A Shares)                    Pharmaceuticals               5,000          183,528
 Hennes & Mauritz AB (B Shares)         Retail  Clothing              2,500          163,219
                                                                                   _________
                                                                                     507,409
                                                                                   _________
SWITZERLAND  (4.4%)
 BBC Brown Boveri Group Ptg.
  Certificate                          Electrical Engineering           160          184,988
 Credit Suisse Holding AG              Banking                        2,000          203,670
 Holderbank Finan Glaris (B Shares)    Building Materials               200          160,126
 Roche Holding AG - Genusshein         Pharmaceuticals                   25          181,064
                                                                                   _________
                                                                                     729,848
TAIWAN  (0.9%)
 China Steel Corp.*                    Steel Manufacturer             8,000          145,440
                                                                                   _________
THAILAND  (2.1%)
 Land & House Co. Ltd.                 Real Estate                    6,000           96,839
 Telecomasia Corp.*                    Telephone Utility             30,000           88,849
 Thai Farmers Bank Co.                 Banking                       11,000           90,956
 The Siam Cement Co., Ltd.             Building Materials             1,500           81,812
                                                                                   _________
                                                                                     358,456
                                                                                   _________
UNITED KINGDOM  (14.6%)
 Arjo Wiggins Appleton Ord. plc Paper  Manufacturer                  39,000          143,875
 British Petroleum Co. plc             Oil & Gas Exploration
                                        and Distribution             23,000          168,792
 BTR plc                               Miscellaneous Manufacturing   33,000          174,807
 Cable & Wireless plc                  Telecommunications            25,000          163,172
 Great Universe Stores plc             Retail  Clothing              17,000          152,901
 Lloyds Bank plc                       Banking                       16,197          198,792
 Powergen plc                          Electric Utility              20,000          179,095
 Prudential Corp. plc                  Insurance                     32,000          199,527
 Reed International plc                Publishing                    11,300          171,379
 Shell Transport and Trading Co. plc   Oil & Gas Exploration
                                        and Distribution             14,000          163,440

                 See accompanying notes to financial statements.

SCHEDULE OF NET ASSETS - continued                                          OCTOBER 31, 1995
                                                                     Principal
                                                                   Amount (000s)
                                                                     or Number         Value
                                                 Sector              of Shares      (Note 2)
                                                 ______          _____________       _______
UNITED KINGDOM -- CONTINUED
 Siebe plc                             Machinery Manufacturer        16,000         $189,816
 Smithkline Beecham (A Shares)         Pharmaceuticals               19,000          197,848
 Tesco plc                             Retail  Grocery               34,000          160,807
 TI Group plc                          Miscellaneous Manufacturing   26,262          179,483
                                                                                   _________
                                                                                   2,443,734
                                                                                   _________
TOTAL COMMON STOCK (COST $16,196,718)                                             15,517,313
COMMERCIAL PAPER  (5.4%)
 Ford Motor Credit Corp., 5.76%,
 11/01/95                              Finance                         $913          912,665
 (COST $912,665)
CORPORATE BONDS  (0.9%)
 United Micro Electron,
Convertible,                           Electronics                      100          149,880
  1.25%, 06/08/04
  (COST $150,000)
TOTAL INVESTMENTS (COST $17,259,383) (98.9%)                                     $16,579,858
OTHER ASSETS AND LIABILITIES, NET (1.1%)                                             183,884
NET ASSETS (100.0%)                                                              $16,763,742
                                                                                ____________


______________________________
* Non-income producing security.

  Also the cost for Federal income tax purposes. The aggregate gross unrealized appreciation in which there was an excess of market value over tax cost was $637,586, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $1,317,111.

ADR  American Depository Receipt
GDR  Global Depository Receipt

                 See accompanying notes to financial statements.


FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES                               October 31, 1995
ASSETS:
Investments, at market (identified cost $17,259,383) (Note 2)          $16,579,858
Cash                                                                       632,431
Receivables:
   Fund shares sold                                                         25,000
   Dividends and interest                                                   55,900
   Foreign taxes recoverable                                                 1,312
   Forward foreign currency exchange contracts sold (Note 6)                 2,848
Deferred organizational costs (Note 2)                                     122,895
Other assets                                                                 1,497
                                                                        ----------
      Total Assets                                                      17,421,741

LIABILITIES:
Payables:
   Investment securities purchased                            $632,431
   Accrued expenses (Note 4)                                    22,721
   Foreign currencies to deliver (Note 6)                        2,847
                                                               -------

      Total Liabilities                                                    657,999
                                                                           -------

NET ASSETS                                                             $16,763,742
                                                                       ===========

NET ASSETS CONSIST OF:
Common stock                                                                $1,745
Additional capital paid in                                              17,387,849
Undistributed net investment income                                         40,266
Accumulated net realized gain (loss) on:
   Investments                                                             (23,539)
   Foreign currency transactions                                            36,990
Net unrealized depreciation on:
   Investments                                                            (679,525)
   Translation of assets and liabilities in foreign currencies                 (44)
Net Assets, for 1,745,264 shares outstanding                           $16,763,742
                                                                         ---------
Asset Value offering price and redemption price per share
   ($16,763,742  1,745,264 outstanding shares of common stock,
   $0.001 par value)                                                        $ 9.61
                                                                            ======



                 See accompanying notes to financial statements.


STATEMENT OF OPERATIONS
FOR THE PERIOD AUGUST 3, 1995 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1995
INVESTMENT INCOME:
      Dividends                                                             $73,417
      Interest                                                               24,750
                                                                            ------
                                                                             98,167
      Less foreign taxes withheld                                            (8,629)
                                                                             ------
                                                                             89,538
EXPENSES:
      Investment advisory fee (Note 4)                    $29,563
      Administration fee (Note 4)                          12,329
      Accounting fee (Note 4)                              14,794
      Custodian fees                                        5,000
      Amortization of organizational expenses (Note 2)      6,375
      Legal                                                 8,190
      Audit                                                 3,200
      Registration fees                                     7,956
      Directors fees and expenses (Note 4)                  4,500
      Transfer agency fees                                  5,881
      Other                                                 4,541
                                                            -----
         Total expenses before fee waivers                102,329
         Advisory fee waived (Note 4)                     (29,563)
         Administration fee waived (Note 4)                (9,247)
         Accounting fee waived (Note 4)                   (11,096)
         Transfer agency fee waived (Note 4)               (3,151)
                                                           ------

             Total Expenses, net                                             49,272
                                                                             ------
       Net Investment Income                                                 40,266
                                                                             ------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
      Investments                                                          (23,539)
      Foreign currency transactions                                         36,990
   Net unrealized depreciation during the period on:
      Investments                                                         (679,525)
      Translation of assets and liabilities in foreign currencies              (44)
                                                                           -------
   Net realized and unrealized loss from investments and foreign currency (666,118)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $(625,852)
                                                                         =========

                 See accompanying notes to financial statements.


STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD AUGUST 3, 1995 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1995
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                                  $40,266
   Net realized gain (loss) on:
      Investments                                                         (23,539)
      Foreign currency transactions                                        36,990
   Net unrealized depreciation during the period on:
      Investments                                                        (679,525)
      Translation of assets and liabilities in foreign currencies             (44)
                                                                         ---------
   Net decrease in net assets resulting from operations                  (625,852)
                                                                         ---------

Increase in net assets from Fund share transactions (Note 5)           17,289,594

   Increase in net assets                                              16,663,742

NET ASSETS:
   Beginning of period                                                    100,000
                                                                          -------
   End of period (including undistributed net investment
      income of $40,266)                                              $16,763,742
                                                                      ===========



                 See accompanying notes to financial statements.


FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE
PERIOD FROM AUGUST 3, 1995 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1995.
NET ASSET VALUE  BEGINNING OF PERIOD                      $10.00
                                                          ------
INVESTMENT OPERATIONS:
      Net investment income                                 0.02
      Net realized and unrealized loss
         on investment and foreign currency
         transactions                                      (0.41)
                                                           -----
            Total from investment operations               (0.39)
                                                           -----
NET ASSET VALUE - END OF PERIOD                             $9.61
                                                           =====
TOTAL RETURN                                               (3.90)%
Ratios (to average net assets)/Supplemental Data:
      Expenses1                                             1.25%*
      Net investment income                                 1.02%*
Portfolio turnover rate                                    42.21%*
Net assets at end of period (000 omitted)                 16,764



1 Without waivers the annualized ratio of expenses to average daily net assets would have been 2.60% for the period.



* Annualized.

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1. DESCRIPTION OF THE FUND - The 1838 Investment Advisors Funds (the Trust), a diversified, open-end management investment company, was established as a series Delaware business trust on December 9, 1994, and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Trusts Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust has established two series: the 1838 International Equity Fund and the 1838 Small Cap Equity Fund. The 1838 International Equity Fund (the Fund), the only series currently offered by the Trust, commenced operations on August 3, 1995.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES.

SECURITY VALUATION - The Funds securities, except investments with remaining maturities of 60 days or less, are valued at the last quoted sales price on the securitys principal exchange on that day. If there are no sales of the relevant security on such day, the security will be valued at the mean between the closing bid and asked price on that day, if any. Debt securities having a maturity of 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees.

FEDERAL INCOME TAXES - The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. At October 31, 1995, the Fund had a net tax basis capital loss carryforward available to offset future capital gains of approximately $24,000, which will expire on October 31, 2003.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Distributions of net investment income and net realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. These distributions will be made annually in December. Additional distributions may be made to the extent necessary to avoid the payment of a 4% excise tax.

DEFERRED ORGANIZATIONAL COSTS - Costs incurred by the Fund in connection with the initial registration and public offering of shares have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date that the Fund commenced operations.

FOREIGN CURRENCY TRANSLATIONS - The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in exchange rates.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign currency exchange contracts. Additionally, the Fund may enter into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions.

OTHER - Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

NOTE 3. PURCHASES AND SALES OF INVESTMENT SECURITIES - Purchases and sales of investment securities (excluding short-term investments) for the period ended October 31, 1995 were $17,988,756 and $1,618,499, respectively.

NOTE 4. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES - The
Trust, on behalf of the Fund, employs 1838 Investment Advisors, L.P. (the Investment Adviser), a Delaware limited partnership and registered investment adviser under the 1940 Act, to furnish investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Trust. The Investment Adviser supervises the investments of the assets of the Fund in accordance with its objective, policies and restrictions. The Funds assets are managed by MeesPierson 1838 Investment Advisors (the Sub-Adviser) pursuant to a Sub-Investment Advisory Agreement between the Investment Adviser and the Sub-Adviser. The Sub-Adviser is compensated by the Investment Adviser for the services it provides.

The Fund pays the Investment Adviser a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund. The Investment Adviser has voluntarily agreed to waive its advisory fee or reimburse the Fund monthly to the extent that the Funds total operating expenses will exceed 1.25% of the average daily net assets of the Fund. This undertaking may be rescinded at any time in the future. The advisory fee for the period ended October 31, 1995 amounted to $29,563, all of which was waived.

Rodney Square Management Corporation (RSMC), a wholly owned subsidiary of Wilmington Trust Company (WTC), serves as Administrator to the Fund pursuant to an Administration Agreement with the Trust. As Administrator, RSMC is responsible for services such as financial reporting, compliance monitoring and corporate management. For the services provided, RSMC receives a monthly administration fee from the Trust at the annual rate of 0.15% of the average daily net assets of the Trust on the first $50 million; 0.10% of such assets in excess of $50 million to $100 million; 0.07% of such assets in excess of $100 million to $200 million; and 0.05% of such assets in excess of $200 million. Each series pays its pro-rata portion based upon total Trust assets. Such fees are subject to a minimum fee of $50,000 per year for one series and $15,000 minimum per year for each additional series.

RSMC has agreed to waive a portion of its fees. For the period ended October 31, 1995, RSMCs administration fees amounted to $12,329, of which $9,247 was waived. At October 31, 1995 Administration fees payable to RSMC amounted to $3,082.

Rodney Square Distributors, Inc. (RSD), a wholly owned subsidiary of WTC, has been engaged pursuant to a Distribution Agreement with the Trust to assist in securing purchasers for shares of the Fund. RSD also directly, or through its affiliates, provides investor support services. RSD receives no compensation for distribution of shares of the Fund, except for reimbursement of out-of-pocket expenses.

RSMC serves as Accounting Agent to the Fund. As Accounting Agent, RSMC determines the Funds net asset value per share and provides accounting services to the Fund pursuant to an Accounting Services Agreement with the Trust. At October 31, 1995, Accounting fees payable to RSMC amounted to $3,698.

RSMC also serves as the Funds transfer agent pursuant to a Transfer Agency Agreement with the Trust. For these services, RSMC receives a monthly fee computed on the basis of the number of shareholder accounts that the Transfer Agent maintains for the Fund during the month, and is reimbursed for out-of-pocket expenses. At October 31, 1995, Transfer Agent fees payable to RSMC amounted to $2,730.

The Trustees of the Trust who are interested persons of the Trust, the Investment Adviser or its affiliates and all personnel of the Trust or the Investment Adviser performing services related to research, statistical and investment activities are paid by the Investment Adviser or its affiliates. The fees and expenses payable to the non-interested Trustees amounted to $4,500 on October 31, 1995.

NOTE 5. FUND SHARE TRANSACTIONS - At October 31, 1995, there were an unlimited number of shares of beneficial interest with a $0.001 par value, authorized. Transactions in shares of the Fund for the period from August 3, 1995 (commencement of operations) through October 31, 1995 were as follows:

                               SHARES            AMOUNT
                               ------            ------
   Shares sold                1,742,436       $17,357,801
   Shares redeemed               (7,172)          (68,207)
                              ---------       -----------
   Net increase               1,735,264       $17,289,594
                                              ===========
   Shares outstanding:
      Beginning of period        10,000
                              ---------
      End of period           1,745,264
                              =========


NOTE 6. COMMITMENTS - As of October 31, 1995, the Fund had entered into a forward foreign currency exchange contract which contractually obligates the Fund to deliver currencies at specified future dates. The open contract is as follows:

                                                                  NET UNREALIZED
                                                                   APPRECIATION
 CONTRACTS TO DELIVER       IN EXCHANGE FOR      SETTLEMENT DATE        U.S. $
 --------------------       ---------------      ---------------        ------
British Pound    1,806        U.S. $2,848          11/02/95            1


REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE 1838 INVESTMENT ADVISORS FUNDS

We have audited the accompanying statement of assets and liabilities, including the schedule of net assets of the 1838 Investment Advisors Funds, comprised of the 1838 International Equity Fund, as of October 31, 1995 and the related statements of operations, changes in net assets and the financial highlights for the period August 3, 1995 (commencement of operations) through October 31, 1995. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the 1838 International Equity Fund as of October 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the period August 3, 1995 (commencement of operations) through October 31, 1995 in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
November 30, 1995

TAX INFORMATION

During the period ended October 31, 1995, the Fund recognized
$36,568 of foreign source income.

In January 1996, shareholders will receive federal income tax information on all distributions paid to their accounts in the calendar year 1995. Please consult a tax advisor if you have any questions about federal or state income tax laws, or how to prepare your tax return.

TRUSTEES
W. THACHER BROWN
CHARLES D. DICKEY, JR.
FRANK B. FOSTER, III
GEORGE W. GEPHART, JR.
ROBERT P. HAUPTFUHRER

OFFICERS
W. THACHER BROWN
President
GEORGE W. GEPHART, JR.
Vice President
JOHANNES B. van den BERG
Vice President
ANNA M. BENCROWSKY
Vice President, Treasurer
and Assistant Secretary
JOSEPH V. DEL RASO, ESQ.
Secretary
JOHN J. KELLEY
Assistant Treasurer
LAURIE V. BROOKS
Assistant Secretary

INVESTMENT ADVISOR
1838 INVESTMENT ADVISORS, L.P.
FIVE RADNOR CORPORATE CENTER
SUITE 320
100 MATSONFORD ROAD
RADNOR, PA 19087

SUB-ADVISOR
MEESPIERSON 1838 INVESTMENT ADVISORS
FIVE RADNOR CORPORATE CENTER
SUITE 320
100 MATSONFORD ROAD
RADNOR, PA 19087

CUSTODIAN
BANKERS TRUST COMPANY
280 PARK AVENUE
NEW YORK, NY 10017

COUNSEL
STRADLEY, RONON, STEVENS & YOUNG
2600 ONE COMMERCE SQUARE
PHILADELPHIA, PA 19103

AUDITORS
COOPERS & LYBRAND L.L.P.
2400 ELEVEN PENN CENTER
PHILADELPHIA, PA 19103



1838

INTERNATIONAL EQUITY FUND
FIVE RADNOR CORPORATE CENTER,
SUITE 320
100 MATSONFORD ROAD
RADNOR, PA 19087

Annual Report
October 31, 1995